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                                                                       EXECUTION


                       GREENWICH CAPITAL ACCEPTANCE, INC.
                   Thornburg Mortgage Securities Trust 2001-1
             Mortgage Loan Pass-Through Certificates, Series 2001-1
         Class A, Class X, Class A-R, Class B-1, Class B-2 and Class B-3

                             UNDERWRITING AGREEMENT

                                                                October 29, 2001
Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:

         Greenwich Capital Acceptance, Inc., a Delaware corporation (the "Company"), proposes to sell to Greenwich Capital Markets, Inc. (the "Underwriter"), its Thornburg Mortgage Securities Trust 2001-1 Certificates in the classes, in the respective original principal amounts and with the designations set forth in Schedule I hereto (the "Offered Certificates"). Only the Offered Certificates are being purchased by the Underwriter hereunder. The Offered Certificates, together with the Class B-4, Class B-5, Class B-6 and Class LTA-R Certificates (collectively, the "Certificates"), will be issued by the Company pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2001, among the Company, as depositor (the "Depositor"), Thornburg Mortgage Home Loans, Inc., as seller (the "Seller"), Washington Mutual Mortgage Securities Corp., as master servicer (the "Master Servicer"), The Murrayhill Company, as loss mitigation advisor (the "Loss Mitigation Advisor"), Bankers Trust (Delaware), as co-trustee and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). Each Certificate will evidence the holder's beneficial ownership in a trust fund (the "Trust Fund"), created pursuant to the Pooling and Servicing Agreement, and consisting primarily of adjustable rate, residential mortgage loans (the "Mortgage Loans") secured primarily by first liens on one- to four-family residential properties. The Offered Certificates are described more fully in Schedule I hereto and in the Prospectus Supplement furnished to the Underwriter by the Company and referred to below.

         The Mortgage Loans will be serviced by the Master Servicer pursuant to the Pooling and Servicing Agreement. Also, an indemnification and contribution agreement, dated October 29, 2001 (collectively, the "Indemnification Agreement"), will be entered into among the Depositor, the Underwriter and the Master Servicer.

         Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, the Underwriter that:

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                  (a) The Company has filed with the Securities and Exchange
Commission (the "Commission") a registration statement on Form S-3 (the file number of which is set forth in Schedule I hereto) for the registration of securities, issuable in series under the Securities Act of 1933, as amended (the "1933 Act"), which registration statement was declared effective on the date set forth in Schedule I hereto and copies of which have heretofore been delivered to Greenwich Capital Markets, Inc. ("GCM") as the Underwriter. The Company meets the requirements for use of Form S-3 under the 1933 Act, and such registration statement, as amended at the date hereof, meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act and complies in all other material respects with the 1933 Act and the rules and regulations thereunder. The Company proposes to file with the Commission, with the Underwriter's consent, pursuant to Rule 424 under the 1933 Act, a supplement to the form of prospectus included in such registration statement relating to the Offered Certificates and the plan of distribution thereof, and has previously advised the Underwriter of all further information (financial and other) with respect to the Offered Certificates and the Mortgage Loans to be set forth therein. Such registration statement, including all exhibits thereto, as amended at the date hereof, is referred to herein as the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is referred to herein as the "Basic Prospectus" (except that if the prospectus filed by the Company pursuant to Rule 424(b) under the 1933 Act differs from the prospectus on file at the time the Registration Statement became effective, the term "Basic Prospectus" shall refer to such Rule 424(b) prospectus from and after the time it is mailed or transmitted to the Commission for filing); such form of prospectus supplemented by the prospectus supplement (the "Prospectus Supplement") relating to the Offered Certificates, in the form in which it shall be first filed with the Commission pursuant to Rule 424(b) under the 1933 Act (including the Basic Prospectus as so supplemented), is referred to herein as the "Final Prospectus". Any preliminary form of the Final Prospectus that has heretofore been filed pursuant to Rule 424 or, prior to the effective date of the Registration Statement, pursuant to Rule 402(a) or 424(a) is hereinafter called a "Preliminary Final Prospectus".

                  (b) As of the date hereof, as of the date on which the Final Prospectus is first filed pursuant to Rule 424 under the 1933 Act, as of the date on which, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective, as of the date on which any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, comply and will comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder, (ii) the Registration Statement, as amended as of any such time, does not contain and will not contain any untrue statement of a material fact and does not omit and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) the Final Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact and will not omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to statements contained in or omitted from the Registration Statement or the Final Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically for use in the Registration Statement and the Final Prospectus.


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                  (c) The Company has been duly incorporated and is validly
existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement, dated as of October 1, 2001, between the Company and the Seller (the "Mortgage Loan Purchase Agreement"), and the Indemnification Agreement.

                  (d) As of the date hereof, as of the date on which the Final Prospectus is first filed pursuant to Rule 424 under the 1933 Act, as of the date on which, prior to the Closing Date, any amendment to the Registration Statement becomes effective, as of the date on which any supplement to the Final Prospectus is filed with the Commission, and as of the Closing Date, there has not been and will not have been (i) any request by the Commission for any further amendment to the Registration Statement or the Final Prospectus or for any additional information, (ii) any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or any initiation or threat of any proceeding for such purpose.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) Each of the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement and the Indemnification Agreement (collectively, the "Other Agreements"), when executed and delivered as contemplated thereby, will have been duly authorized, executed and delivered by the Company; and each of the Pooling and Servicing Agreement and Mortgage Loan Purchase Agreement, when so executed and delivered, will constitute a legal, valid, binding and enforceable agreement of the Company, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (iii) with respect to any rights of indemnity under the Mortgage Loan Purchase Agreement limitations of public policy under applicable securities laws.

                  (g) As of the Closing Date, the Offered Certificates will be duly and validly authorized and, when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and delivered to the Underwriter for the account of the Underwriter against payment therefor as provided herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement. The Offered Certificates, except for the Class B-2 and Class B-3 Certificates, will be "mortgage related securities," as such term is defined in the singular in the Securities Exchange Act of 1934, as amended (the "1934 Act").

                  (h) As of the Cut-off Date, each of the Mortgage Loans will meet the criteria for selection to be described in the Final Prospectus.

                  (i) The Company is not in violation of its certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation

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or default would be material to the Company. None of (i) the issuance and sale of the Offered Certificates, (ii) the execution and delivery by the Company of this Agreement and the Other Agreements, (iii) the consummation by the Company of any of the transactions herein or therein contemplated, and (iv) the compliance by the Company with the provisions hereof or thereof, does or will conflict with or result in a breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a breach, violation or acceleration of, or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound, or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company. The Company is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects, or may in the future materially and adversely affect, (i) the ability of the Company to perform its obligations under this Agreement and the Other Agreements or (ii) the business, operations, financial conditions, properties or assets of the Company.

                  (j) There are no actions or proceedings against, or investigations of, the Company pending or, to the knowledge of the Company, threatened, before any court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Other Agreements or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement and the Other Agreements, (iii) that are reasonably likely to be adversely determined and that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, the Other Agreements or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Certificates as described in the Final Prospectus.

                  (k) Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement and the Other Agreements or the execution, delivery and sale of the Certificates have been or will be paid on or prior to the Closing Date.

                  (l) Immediately prior to the assignment of the Mortgage Loans to the Trustee as contemplated by the Pooling and Servicing Agreement, the Company (i) had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, mortgage, lien, security interest or other encumbrance (collectively, "Liens"), (ii) had not assigned to any Person any of its right, title or interest in and to such Mortgage Loans or in the Pooling and Servicing Agreement and (iii) will have the power and authority to sell such Mortgage Loans to the Trustee, and upon the execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired all of the Company's right, title and interest in and to the Mortgage Loans.

                  (m) Neither the Company nor the Trust Fund is, and neither the issuance and sale of the Certificates nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Company or the Trust Fund to be, an "investment company" or under the control of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

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         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell the Offered Certificates to the Underwriter, and the Underwriter agrees to purchase, from the Company, the Offered Certificates in the respective principal amounts of the Classes of Offered Certificates set forth in Schedule I hereto at the respective purchase prices set forth therein (including accrued interest from and including the Cut-off Date to, but not including, the Closing
Date).

         3. Delivery and Payment. Delivery of and payment for the Offered Certificates shall be made at the offices of McKee Nelson LLP, 1919 M Street, N.W., Washington, D.C. at 10:00 a.m., Eastern Standard Time, on the date specified in Schedule I hereto (or such later date not later than seven business days after such specified date as the Underwriter shall designate), which date and time may be changed by agreement between the Underwriter and the Company or as provided herein (such date and time of delivery and payment for the Offered Certificates being herein called the "Closing Date"). Delivery of the Offered Certificates shall be made to the Underwriter, against payment by the Underwriter of the purchase price therefor in immediately available funds wired to such bank as may be designated by the Company, or such other manner of payment as may be agreed upon by the Company and the Underwriter. The Offered Certificates to be so delivered shall be in definitive fully registered form, unless otherwise agreed, in such denominations and registered in such names as the Underwriter may have requested in writing not less than two full business days in advance of the Closing Date.

         The Company agrees to have the Offered Certificates available for inspection, checking and packaging by the Underwriter in the Borough of Manhattan in The City of New York, not later than 10:00 a.m. on the business day prior to the Closing Date.

         4. Offering of the Offered Certificates. It is understood that the Underwriter proposes to offer the Offered Certificates for sale to the public as set forth in the Final Prospectus.

         5. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

                  (a) The Company will prepare a supplement to the Basic Prospectus setting forth the amount of Offered Certificates covered thereby and the terms thereof not otherwise specified in the Basic Prospectus, the expected proceeds to the Company from the sale of such Offered Certificates, and such other information as the Underwriter and the Company may deem appropriate in connection with the offering of such Offered Certificates. The Company promptly will advise the Underwriter or the Underwriter's counsel (i) when the Final Prospectus shall have been filed or transmitted to the Commission for filing pursuant to Rule 424, (ii) when any amendment to the Registration Statement shall have become effective or any further supplement to the Prospectus shall have been filed with the Commission, (iii) of any proposal or request to amend or supplement the Registration Statement, the Basic Prospectus or the Final Prospectus or any request by the Commission for any additional information, (iv) when notice is received from the Commission that any post-effective amendment to the Registration Statement has become or will become effective, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or post-effective amendment thereto or the institution or threatening of any proceeding for that purpose, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale

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in any jurisdiction or the institution or threatening of any proceeding for that purpose, and (vii) of the occurrence of any event that would cause the Registration Statement, as then in effect, to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that would cause the Final Prospectus, as then in effect, to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will cause the Final Prospectus to be transmitted to the Commission for filing pursuant to Rule 424 under the 1933 Act or will cause the Final Prospectus to be filed with the Commission pursuant to said Rule 424.

                  (b) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the 1933 Act, any event occurs as a result of which the Final Prospectus, as then amended or supplemented, would contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the 1933 Act or the rules and regulations thereunder, the Company promptly will prepare and file with the Commission, at the expense of the Company, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, the Company will use its best efforts to cause such amendment to the Registration Statement to be made effective as soon as possible.

                  (c) The Company will furnish to the Underwriter and the Underwriter's counsel, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date, and so long as delivery of a prospectus by an Underwriter may be required by the 1933 Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments and supplements thereto as the Underwriter may reasonably request.

                  (d)  [Reserved].

                  (e) The Company will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Certificates for sale under the laws of such jurisdictions as the Underwriter may designate and will maintain such qualifications in effect so long as required for the distribution of the Offered Certificates; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now subject to such service of process.

                  (f) The Company will pay all costs and expenses in connection with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and Servicing Agreement and the Certificates; the fees, costs and expenses of the Trustee (to the

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extent permitted under the Pooling and Servicing Agreement, and except to the extent that another party is obligated to pay such amounts thereunder); the fees and disbursements of accountants for the Company; the costs and expenses in connection with the qualification or exemption of the Offered Certificates under state securities or "blue sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any blue sky survey and in connection with any determination of the eligibility of the Offered Certificates for investment by institutional investors and the preparation of any legal investment survey; the expenses of printing any such blue sky survey and legal investment survey; the cost and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto), the Basic Prospectus, the Preliminary Final Prospectus, if any, and the Final Prospectus, the preparation and production of this Agreement and the delivery to the Underwriter of such copies of each Preliminary Final Prospectus, if any, and Final Prospectus as the Underwriter may reasonably request; and the fees of the Rating Agency (as defined in Section 6 hereof).

                  (g) The Company will enter into the Other Agreements on or prior to the Closing Date.

                  (h) The Company will file with the Commission within fifteen days after the issuance of the Offered Certificates a current report on Form 8-K setting forth specific information concerning the Offered Certificates and the Mortgage Loans to the extent that such information is not set forth in the Prospectus. The Company will also file with the Commission a current report on Form 8-K setting forth all Computational Materials, ABS Term Sheets and Collateral Term Sheets (as each is defined in Section 12 hereof) provided to the Company by the Underwriter within the applicable time periods allotted for such filing pursuant to the No-Action Letters (as defined in Section 13 hereof).

                  (i) In the event that an Underwriter must prepare corrected Computational Materials, ABS Term Sheets or Collateral Term Sheets pursuant to
Section 13(d), the Company shall file any corrected Computational Materials, ABS Term Sheets or Collateral Term Sheets no later than two days following receipt thereof.

         6. Conditions to the Purchase of the Offered Certificates. The obligations of the Underwriter hereunder to purchase the Offered Certificates shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or transmitted for filing with the Commission in accordance with Rule 424 under the 1933 Act.

                  (b) The Company shall have delivered to the Underwriter a certificate of the Company, signed by the President or a vice president of the Company and dated the Closing

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Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:
(i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened, and (iv) nothing has come to the attention of the signer hereof on behalf of the Company that would lead said signer to believe that the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) The Underwriter shall have received from McKee Nelson LLP and counsel for the Company, one or more favorable opinions, dated the Closing Date, to the effect that:

                          (i)      The Registration Statement has become
effective under the 1933 Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, as of its effective date (other than the financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder;

                          (ii)     To the best knowledge of such counsel, there
are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

                           (iii)    This Agreement has been duly authorized,
executed and delivered by the Company;

                           (iv)     Each of the Pooling and  Servicing
Agreement and the Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

                           (v)      The Indemnification Agreement has been duly
authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, except insofar as the indemnification provisions therein may be limited by applicable law;

                           (vi)     The  direction  by the  Company to the
Trustee to execute, authenticate and deliver the Offered Certificates has been duly authorized by the Company, and

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the Offered Certificates, when executed and authenticated in the manner contemplated in the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

                           (vii)    The Offered  Certificates  and the Pooling
and Servicing Agreement conform to the descriptions thereof contained in the Final Prospectus;

                           (viii)   The Pooling and Servicing  Agreement is not
required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Company nor the Trust Fund is required to be registered under the Investment Company Act; and

                           (ix)     Assuming  compliance  with the  Pooling  and
Servicing Agreement for federal income tax purposes, each of the Upper Tier REMIC and the Lower Tier REMIC will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended.

                  (d) The Underwriter shall have received from the Counsel of the Company or an affiliate of the Company, a favorable opinion, dated the Closing Date, to the effect that:

                           (i)      The Company has been duly  organized  and is
validly existing as a corporation in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement and the Other Agreements;

                           (ii)     To the best  knowledge of such counsel,
there are no actions, proceedings or investigations pending or threatened against or affecting the Company before or by any court, arbitrator, administrative agency or other governmental authority reasonably likely to be adversely determined that would materially and adversely affect the ability of the Company to carry out the transactions contemplated in this Agreement or the Other Agreements;

                           (iii)    No  consent,  approval,  authorization  or
order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Certificates and except any recordation of the assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed; and

                           (iv)     The Company is not in violation of its
certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Company, and none of (A) the issuance and sale of the Offered Certificates, (B) the execution or delivery of or performance under this Agreement or the Other Agreements, and (C) the consummation of any other of the transactions contemplated herein or therein will conflict with or result in a breach or violation of any term or provision of, or constitute a default (or an event which with the passing of time or notification, or both, would constitute a default) under, the certificate of incorporation or by-laws of the Company, or, to the knowledge of such counsel, any indenture or other agreement or instrument to which the

Company or any of its affiliates is a party or by which it or any of them is bound, or any New York or federal statute or regulation applicable to the Company or any of its affiliates or, to the knowledge of such counsel, any order of any New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its affiliates.

                  (e) The Underwriter shall have received from the counsel for the Master Servicer, a favorable opinion, dated the Closing Date, to the effect that:

                           (i)      The  Master  Servicer  has been duly
organized and is validly existing as a corporation in good standing under the laws of its state of incorporation and has all corporate power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Pooling and Servicing Agreement and its Indemnification Agreement;

                           (ii)     To the best  knowledge of such counsel,
there are no actions, proceedings or investigations pending or threatened against or affecting the Master Servicer before or by any court, arbitrator, administrative agency or other governmental authority reasonably likely to be adversely determined that would materially and adversely affect the ability of such Servicer to carry out the transactions contemplated in the Pooling and Servicing Agreement and its Indemnification Agreement;

                           (iii)    No  consent,  approval,  authorization  or
order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Master Servicer of the transactions contemplated herein, except any recordation of the assignments of the Mortgage Loans serviced by such Master Servicer to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed; and

                           (iv)     The Master Servicer is not in violation of
its certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Master Servicer, and neither (A) the execution or delivery of or performance under the Pooling and Servicing Agreement and its Indemnification Agreement nor (B) the consummation of any other of the transactions contemplated therein will conflict with or result in a breach or violation of any term or provision of, or constitute a default (or an event which with the passing of time or notification, or both, would constitute a default) under, the certificate of incorporation or by-laws of the Master Servicer, or, to the knowledge of such counsel, any indenture or other agreement or instrument to which the Master Servicer or any of its affiliates is a party or by which it or any of them is bound, or any state or federal statute or regulation applicable to the Master Servicer or any of its affiliates or, to the knowledge of such counsel, any order of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer or any of its affiliates.

                           In  addition,  such  counsel  shall  state  that it
has no reason to believe that the section of the Prospectus Supplement captioned "The Master Servicer" as of the date of the Prospectus Supplement, and as of the date that the applicable sections are amended or supplemented, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements in such applicable sections, in the light of the circumstances in which they were made, not misleading; it being understood that such counsel need express no opinion or belief as to the financial and statistical statements or other financial data contained in such sections.

                  (f) The Underwriter shall have received from counsel or counsels to the Seller, one or more favorable opinions, dated the Closing Date, to the effect that:

                           (i)      The Seller has been duly organized and is
validly existing as a corporation in good standing under the laws of its state of incorporation and has all corporate power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Mortgage Loan Purchase Agreement, dated as of October 1, 2001, between the Seller and the Company (the "Mortgage Loan Purchase Agreement");

                           (ii)     To the best  knowledge of such counsel,
there are no actions, proceedings or investigations pending or threatened against or affecting such Seller before or by any court, arbitrator, administrative agency or other governmental authority reasonably likely to be adversely determined that would materially and adversely affect the ability of the Seller to carry out the transactions contemplated in the Mortgage Loan Purchase Agreement;

                           (iii)    No  consent,  approval,  authorization  or
order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein;

                           (iv)     The Seller is not in violation of its
certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Seller, and neither (A) the execution or delivery of or performance under the Mortgage Loan Purchase Agreement nor (B) the consummation of any other of the transactions contemplated therein will conflict with or result in a breach or violation of any term or provision of, or constitute a default (or an event which with the passing of time or notification, or both, would constitute a default) under, the certificate of incorporation or by-laws of the Seller, or, to the knowledge of such counsel, any indenture or other agreement or instrument to which the Seller or any of its affiliates is a party or by which it or any of them is bound, or any state or federal statute or regulation applicable to the Seller or any of its affiliates or, to the knowledge of such counsel, any order of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller or any of its affiliates; and

                           (v)      The conveyance of the Mortgage Loans from
the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement will be recognized as a "true sale" and certain other related bankruptcy and insolvency matters.

                           In  addition,  such  counsel  shall  state  that it
has no reason to believe that the section of the Prospectus Supplement captioned "The Seller" as of the date of the Prospectus Supplement, and as of the date that the section is amended or supplemented, if amended or supplemented, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements in such section, in the light of the circumstances in which they were made, not misleading; it being understood that such counsel need express no opinion or belief as to the financial and statistical statements or other financial data contained in such section.

                  (g) The Underwriter shall receive from Deloitte & Touche LLP, certified public accountants, one or more letters, dated the date of the Final Prospectus and satisfactory in form and substance to the Underwriter and the Underwriter's counsel, to the effect that such accountants have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the caption "The Mortgage Pool" agrees with the general accounting records of THML or the Company, as applicable.

                  (h) The Underwriter shall have received from Moody's Investors Service, Inc. ("Moody's" or the "Rating Agency") a rating letter assigning to the Offered Certificates the respective ratings indicated on Schedule I hereto, none of which ratings shall have been withdrawn.

                  (i) The Underwriter shall have received from counsel for the Trustee a favorable opinion, dated the Closing Date, in form and substance satisfactory to the Underwriter and the Underwriter's counsel, to the effect that the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes the legal, valid, binding and enforceable agreement of the Trustee, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights in general and by general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law, and as to such other matters as may be agreed upon by the Underwriter and the Trustee.

                  (j) The Underwriter shall have received such further information, certificates, documents and opinions as it may reasonably have requested not less than three business days prior to the Closing Date.

                  (k) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Underwriter and the Underwriter's counsel, and the Underwriter and such counsel shall have received such information, certificates and documents as it or they may have reasonably requested.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, if the Company is in breach of any covenants or agreements contained herein or if any of the opinions and certificates referred to above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and the Underwriter's counsel, this Agreement and all the obligations of the Underwriter hereunder may be canceled by the Underwriter at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone or facsimile transmission confirmed in writing.

         7. Indemnification and Contribution. The Company agrees with the Underwriter that:

                  (a) The Company will indemnify and hold harmless the Underwriter and each Person who controls the Underwriter within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject under the 1933 Act, the 1934 Act, or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof a material fact required to be stated therein or necessary to make the statements therein not misleading, or (y) any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or the omission or alleged omission to state in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and agrees to reimburse the Seller such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with (A) the information contained in the Prospectus Supplement under the heading "The Master Servicer" or information contained in the Prospectus Supplement under the heading "The Seller" or arise out of or are based upon information provided by the Master Servicer or the Seller to the Underwriter specifically for use in connection with the Investor Materials (as defined in Section 12 hereof) or (B) written information furnished to the Company as herein stated by the Underwriter specifically for use in connection with the preparation thereof and in the Investor Materials other than a misstatement or omission arising from a misstatement or omission in the information provided by the Company concerning the assets of the Trust (such information, the "Company Provided Information"), and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the Underwriter or any Person controlling the Underwriter from which the Person asserting any such loss, claim, damage or liability purchased the Offered Certificates that are the subject thereof, if such Person did not receive a copy of the Final Prospectus at or prior to the confirmation of the sale of such Offered Certificates to such Person in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or in any such Preliminary Final Prospectus was corrected in the Final Prospectus. This indemnity will be in addition to any liability that the Company may otherwise have.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to written information furnished to the Company as herein stated by the Underwriter specifically for use in connection with the preparation of the documents referred to in the foregoing indemnity or in the Investor Materials except to the extent that such misstatement or omission arises from a misstatement or omission in the Company Provided Information. This indemnity will be in addition to any liability that the Underwriter may otherwise have. The

Company and the Underwriter each acknowledge that the first sentence in the last paragraph on the cover page of the Prospectus Supplement and the first paragraph, and the first sentence of the second paragraph under the heading "METHOD OF DISTRIBUTION" in the Prospectus Supplement, constitute the only information furnished in writing by the Underwriter for inclusion in the documents referred to in the foregoing indemnity, and the Underwriter confirms that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriter in the case of paragraph (a) of this Section 7), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

                  (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party under this Section 7, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the aggregate option due losses, claims, damages and liabilities referred to in paragraph (a) or (b) above, in such proportion so that the Underwriter is responsible for 0.0625% of the aggregate proceeds to the Company from the sale of the Offered Certificates and
(ii) the Company is responsible for the balance; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, a Person, if
any, that controls the Underwriter within the meaning of either the 1933 Act or the 1934 Act shall have the same rights to contribution as does the Underwriter and each Person, if any, that controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

         8. Termination. (a) This Agreement shall be subject to termination in the Underwriter's absolute discretion, by notice given to the Company prior to delivery of and payment for the Offered Certificates, if, prior to such time,
(i) trading of securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or (iii) there shall have occurred any material outbreak or declaration of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Underwriter's reasonable judgment, impracticable to market the Offered Certificates on the terms specified herein.

                  (b) If the sale of the Offered Certificates shall not be consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of the default of the Underwriter, the Company shall reimburse the Underwriter for the reasonable fees and expenses of the Underwriter's counsel and for such other out-of-pocket expenses as shall have been incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Offered Certificates, and upon demand the Company shall pay the full amount thereof to the Underwriter.

                  (c) This Agreement will survive delivery of and payment for the Offered Certificates. The provisions of Section 7 and this Section 8(c) shall survive the termination or cancellation of this Agreement.

         9.  [Reserved.]

         10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or transmitted by facsimile and confirmed to Greenwich Capital Markets, Inc. at 600 Steamboat Road, Greenwich, Connecticut 06830, attention:
Legal Department; if sent to the Company, will be mailed, delivered or transmitted by facsimile and confirmed to it at 600 Steamboat Road, Greenwich, Connecticut 06830, attention: Legal Department.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling

Persons referred to in Section 7, and their successors and assigns, and no other Person will have any right or obligation hereunder.

         12. Applicable Law; Counterparts. This Agreement will be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

         13. Investor Information. The Underwriter may prepare and provide to prospective investors certain Computational Materials, ABS Term Sheets or Collateral Term Sheets (collectively, the "Investor Materials") in connection with its offering of the Offered Certificates, subject to the following conditions:

                  (a) The Underwriter shall comply with the requirements of the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), and the requirements of the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

                  (b) For purposes hereof, "Computational Materials" shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by the Underwriter. For purposes hereof, "ABS Term Sheets" and "Collateral Term Sheets" shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by the Underwriter.

                  (c) The Underwriter shall provide to the Company any Computational Materials, ABS Term Sheets or Collateral Term Sheets which are provided to investors no later than the date preceding the date such Computational Materials, ABS Term Sheets or Collateral Term Sheets are required to be filed pursuant to the applicable No-Action Letters. The Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed.

                  (d) In the event that the Company or the Underwriter discovers an error in the Computational Materials, ABS Term Sheets or Collateral Term Sheets, the Underwriter shall prepare corrected Computational Materials, ABS Term Sheets or Collateral Term Sheets and deliver it to the Company for filing pursuant to Section 5(h).

                                                                       EXECUTION






         If the foregoing is in accordance with the Underwriter's understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and the Underwriter's acceptance shall represent a binding agreement between the Company and the Underwriter.

                                             Very truly yours,


                                             GREENWICH CAPITAL ACCEPTANCE, INC.


                                             By: /s/ Prue Larocca
                                                --------------------------------
                                                Name:  Prue Larocca
                                                Title: Senior Vice President

The foregoing Agreement is hereby
confirmed and accepted as of
the date first above written.

GREENWICH CAPITAL MARKETS, INC.

By: /s/ Joseph N. Walsh III
   --------------------------------
   Name:  Joseph N. Walsh III
   Title: Managing Director

                                   SCHEDULE I

Underwriting Agreement dated October 29, 2001.

As used in this Agreement, the term "Registration Statement" refers to the Registration Statement on Form S-3 (File No. 333-60904) filed on May 14, 2001 as amended, and declared effective by the Commission on May 23, 2001.

Closing Date:  November 1, 2001.

Approximate Preliminary Pool Balance:  $511,896,371.60.

Cut-Off Date:  October 1, 2001.

Title, Purchase Price and Description of Offered Certificates:

 Greenwich Capital Acceptance, Inc., Thornburg Mortgage Securities Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1, Classes designated below:1


                         ORIGINAL CLASS
                           CERTIFICATE
        CLASS           PRINCIPAL BALANCE              PASS-THROUGH RATE                  MOODY'S
---------------------- -------------------- ---------------------------------------- -------------------
Class A                     $495,259,000.00         Fixed Pass-Through Rate                 Aaa
Class X                               NA          Variable Pass-Through Rate                Aaa
Class A-R                           $100.00   Weighted Average Pass-Through Rate            Aaa
Class B-1                     $5,118,000.00   Weighted Average Pass-Through Rate            Aa2
Class B-2                     $4,095,000.00   Weighted Average Pass-Through Rate             A2
Class B-3                     $3,327,000.00   Weighted Average Pass-Through Rate            Baa2


----------------------
     1   Other Certificates issued pursuant to the Pooling and Servicing
         Agreement: Thornburg Mortgage Securities Trust 2001-1, Mortgage Loan Pass-Through Certificates, Series 2001-1, Class B-4, Class B-5, Class B-6 and Class LTA-R Certificates.




                                                           Original Class Certificate
                                                              Principal Balance of
                    Underwriter                               Class A Certificates                  Purchase Price
-----------------------------------------------------    --------------------------------     ----------------------------

Greenwich Capital Markets, Inc.................                     $495,259,000.00                   98.878174%
                                                         --------------------------------     ----------------------------

                           Total...............                     $495,259,000.00                   98.878174%

                                                           Original Class Certificate
                                                              Principal Balance of
                    Underwriter                              Class A-R Certificates                 Purchase Price
-----------------------------------------------------    --------------------------------     ----------------------------
Greenwich Capital Markets, Inc.................                             $100.00                   99.878174%
                                                         --------------------------------     ----------------------------
                           Total...............                             $100.00                   99.878174%


                                                           Original Class Certificate
                                                               Notional Balance of
                    Underwriter                               Class X Certificates                  Purchase Price
-----------------------------------------------------    --------------------------------     ----------------------------
Greenwich Capital Markets, Inc. ...............                     $495,259,000.00*                   1.968750%
                                                         --------------------------------     ----------------------------

                           Total...............                     $495,259,000.00*                   1.968750%

                                                           Original Class Certificate
                                                              Principal Balance of
                    Underwriter                              Class B-1 Certificates                 Purchase Price
-----------------------------------------------------    --------------------------------     ----------------------------
Greenwich Capital Markets, Inc.................                       $5,118,000.00                  101.878174%
                                                         --------------------------------     ----------------------------
                           Total...............                       $5,118,000.00                  101.878174%


                                                           Original Class Certificate
                                                              Principal Balance of
                    Underwriter                              Class B-2 Certificates                 Purchase Price
-----------------------------------------------------    --------------------------------     ----------------------------
Greenwich Capital Markets, Inc.................                       $4,095,000.00                  101.378174%
                                                         --------------------------------     ----------------------------

                           Total...............                       $4,095,000.00                  101.378174%



                                                           Original Class Certificate
                                                              Principal Balance of
                    Underwriter                              Class B-3 Certificates                 Purchase Price
-----------------------------------------------------    --------------------------------     ----------------------------

Greenwich Capital Markets, Inc.................                       $3,327,000.00                   99.878174%
                                                         --------------------------------     ----------------------------
                           Total...............                       $3,327,000.00                   99.878174%


* Certificate Notional Balance.